UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 20, 2008

SKECHERS U.S.A., INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14429	95-4376145
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

228 Manhattan Beach Boulevard, Manhattan Beach, California		90266
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 318-3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 20, 2008, Skechers EDC SPRL, a subsidiary of Skechers U.S.A., Inc. (collectively, "Registrant"), entered into a lease agreement with ProLogis Belgium III SPRL ("Landlord"), pursuant to which Landlord will undertake to build a new approximately one-quarter million square foot distribution facility for the Registrant on a parcel of land to be leased to the Registrant in Liege, Belgium. Once completed on April 1, 2009 or thereafter, the Registrant will occupy the facility under a twenty-year lease in addition to the warehouse space that the Registrant currently leases in an adjacent facility. However, upon advance written notice of twelve months, the Registrant has the right to terminate the lease after five years, ten years or fifteen years. Subject to adjustment annually based on Belgium's consumer price index, the annual rent for the new facility will be 991,972 euros plus VAT of 208,314 euros, which will be payable to Landlord in four equal quarterly payments.

On May 20, 2008, the Registrant and ProLogis Belgium II SPRL entered into an addendum to the lease agreement between the parties dated February 8, 2002, which was previously filed as an exhibit by the Registrant on its annual report on Form 10-K for the year ended December 31, 2002. The purpose of the addendum is to align via extension the duration of this existing lease with the new lease described above that is expected to commence on April 1, 2009, so that the leases for the two adjacent facilities have similar twenty-year lease terms subject to early termination rights as described above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Lease Agreement dated May 20, 2008 between Skechers EDC SPRL, a subsidiary of the Registrant, and ProLogis Belgium III SPRL, regarding ProLogis Park Liege Distribution Center II in Liege, Belgium.

10.2 Addendum to Lease Agreement dated May 20, 2008 between Skechers EDC SPRL, a subsidiary of the Registrant, and ProLogis Belgium II SPRL, regarding ProLogis Park Liege Distribution Center I in Liege, Belgium.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKECHERS U.S.A., INC.

May 27, 2008	By:	David Weinberg

Name: David Weinberg
Title: Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

10.1	Lease Agreement dated May 20, 2008 between Skechers EDC SPRL, a subsidiary of the Registrant, and ProLogis Belgium III SPRL, regarding ProLogis Park Liege Distribution Center II in Liege, Belgium.
10.2	Addendum to Lease Agreement dated May 20, 2008 between Skechers EDC SPRL, a subsidiary of the Registrant, and ProLogis Belgium II SPRL, regarding ProLogis Park Liege Distribution Center I in Liege, Belgium.